Exhibit 99.1

Samsung Display Completes Acquisition of eMagin

HOPEWELL JUNCTION, N.Y. and SEOUL, REPUBLIC OF KOREA – eMagin Corporation (NYSE American: EMAN) (“eMagin” or the “Company”), a U.S.-based leader in the development, design, and manufacture of Active-Matrix OLED microdisplays for high-resolution, AR/VR and other near-eye imaging products, today announced the completion of its acquisition by Samsung Display Co., Ltd. (“Samsung Display”), a subsidiary of Samsung Electronics Co., Ltd. and manufacturer and distributor of display products, for $2.08 per share in an all-cash transaction valued at approximately $218 million.

“I know I speak for everyone at eMagin when I say that we are very excited to be teaming with Samsung Display, a global leader in display technology,” said Andrew G. Sculley, eMagin’s Chief Executive Officer. “Together, we will be able to achieve the full potential of eMagin's next-generation AR/VR solutions. In the near term, our customers will benefit from significant improvements to our production capabilities in terms of yield, efficiency, and quality control. Over the longer term, we will look to develop new applications and new markets for our microdisplay technology.”

“We will continue to operate under the eMagin name in our Hopewell Junction, New York facilities and serve our valued military, medical and commercial customers. We are confident that, with the assistance of Samsung Display, we can reach even greater levels of quality, resolution and luminance for our displays and accelerate the development of our Direct Patterning Technology, dPd.”

“The eMagin team shares Samsung Display’s commitment to connecting people and technology in meaningful and valuable ways by creating displays that go beyond the user’s imagination,” said Joo Sun Choi, President and CEO of Samsung Display. “We will provide the scale, platform and complementary technologies that eMagin needs to accelerate its growth while we leverage our combined teams and resources to produce greater value for our customers. We look forward to helping eMagin achieve its goal of transforming the way the world consumes information.”

With the completion of the transaction, shares of eMagin common stock have ceased trading and, once the delisting application becomes effective with the Securities and Exchange Commission (the “SEC”), will no longer be listed on the NYSE American exchange.

The parties have selected Continental Stock Transfer & Trust Company as the paying agent for the merger consideration.

About eMagin Corporation

eMagin is the leader in OLED microdisplay technology, enabling the visualization of digital information and imagery for world-class customers in the military, consumer, medical and industrial markets. The Company invents, engineers, and manufactures display technologies of the future and is the only manufacturer of OLED displays in the United States. eMagin’s Direct Patterning Technology (dPd™) will transform the way the world consumes information. Since 2001, eMagin’s microdisplays have been used in AR/VR, aircraft helmets, heads-up display systems, thermal scopes, night vision goggles, future weapon systems and a variety of other applications. For more information, please visit www.emagin.com.

About Samsung Display

Samsung Display is a global leader of cutting-edge display solutions. The company diversifies display applications not only for smartphones, TVs, laptops, and monitors, but also smartwatches, game consoles and automotive applications and has close partnerships with a variety of global manufacturers. Samsung Display is leading the foldable display market based on its innovative technology, enabling the world’s first mass-production of OLED and Quantum Dot-OLED, and endeavors to develop next-generation technology such as slidable, rollable, and stretchable displays to provide new experiences and possibilities to consumers. Samsung Display prioritizes environmental and social values throughout the entire process of product manufacturing. The company will further evolve into a sustainable company dedicated to the development and happiness of humanity. For more information, please visit https://www.samsungdisplay.com/eng/index.jsp or https://global.samsungdisplay.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and Samsung Display, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the anticipated benefits thereof. These and other forward-looking statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the impact of the COVID-19 pandemic and the current conflict between the Russian Federation and Ukraine on eMagin’s business and general economic conditions; (ii) eMagin’s ability to implement its business strategy; (iii) potential litigation relating to the transaction; (iv) the risk that disruptions from the transaction will harm eMagin’s business, including current plans and operations; (v) the ability of eMagin to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (vii) legislative, regulatory and economic developments affecting eMagin’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which eMagin operates; and (x) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as eMagin’s response to any of the aforementioned factors. These risks, as well as other risks associated with the transaction, are more fully discussed in the Definitive Proxy Statement filed with the SEC in connection with the transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Definitive Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contact
eMagin Corporation
Mark A. Koch
Chief Financial Officer
845-838-7900
investorrelations@emagin.com

Sharon Merrill Associates, Inc.
Nicholas Manganaro
617-542-5300
eman@investorrelations.com